PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND


      SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2000

                                                                October 10, 2000

Dear Investor,

         The board of trustees for each of PaineWebber Global Equity Fund and PaineWebber Global Income Fund has approved new investment management arrangements for the fund and related investment strategy changes that became effective on October 10, 2000 pursuant to a new Interim Investment Management and Administration Agreement between each fund and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Interim Sub-Advisory Contracts between Mitchell Hutchins and unaffiliated sub-advisers.

         As a result of these new investment advisory arrangements, the funds' Statement of Additional Information ("SAI") is revised as follows:

THE SECOND PARAGRAPH OF THE COVER PAGE IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

               Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") serves as the investment adviser (or investment manager) and administrator for each fund. As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares. Mitchell Hutchins has appointed unaffiliated investment advisers to serve as sub-advisers for each fund's investments (each a "sub-adviser"). Martin Currie Inc. serves as sub-adviser for Global Equity Fund's foreign investments. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as sub-advisers for Global Income Fund. Schroder Investment Management North America Inc. ("SIMNA") serves as sub-adviser for Asia Pacific Growth Fund and Emerging Markets Equity Fund.

THE DESCRIPTION OF PAINEWEBBER GLOBAL EQUITY FUND IN THE SECOND, THIRD, FOURTH, FIFTH AND SIXTH PARAGRAPHS OF THE SECTION CAPTIONED "THE FUNDS AND THEIR INVESTMENT POLICIES" ON P. 2 IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

               GLOBAL EQUITY FUND'S investment objective is long-term growth of capital. The fund invests primarily in equity securities issued by companies in developed foreign countries, as well as in the United States. Mitchell Hutchins allocates the fund's investments between U.S. and foreign markets and manages the fund's U.S. investments. Mitchell Hutchins has appointed Martin Currie Inc. as sub-adviser for the fund's foreign investments.

               The fund invests at least 80% of its total assets in securities of issuers in the United States and countries represented in the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index ("EAFE Index"). The EAFE Index is a well known index that reflects most major equity markets outside the United States. The fund's investments in futures contracts and other derivatives to attempt to replicate the investment performance of the S&P 500 Composite Stock Index for its U.S. investments are included in this 80% basket. The fund may invest up to 20% of its total assets in securities of issuers located in other countries (for example, Canada and emerging markets).

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               When Mitchell Hutchins or Martin Currie Inc. believes
               it is consistent with Global Equity Fund's investment objective, the fund may invest up to 35% of its total assets in investment grade bonds that are issued by corporate or governmental entities and that have maturities no longer than seven years. The fund may invest up to 10% of its net assets in convertible securities rated below investment grade. When Mitchell Hutchins or Martin Currie Inc. considers market, economic, political or currency conditions abroad to be unstable, the fund may assume a temporary defensive position by investing all or a significant part of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market instruments. The fund may invest up to 35% of its total assets in cash or investment grade money market instruments for liquidity purposes, pending investment in other securities or to reinvest cash collateral from securities lending.

               Mitchell Hutchins reevaluates the allocation of the fund's assets between U.S. and foreign securities monthly and does not expect to reallocate the fund's assets to reflect relatively minor changes (that is, less than 5%) in the asset allocation model employed. When Mitchell Hutchins determines that a reallocation of the fund's assets is appropriate, the fund may effect the reallocation by using cash available from the purchase of fund shares or by selectively selling securities in a region to meet redemption requests in addition to buying or selling portfolio securities specifically to implement a reallocation. The fund expects to use futures contracts and forward currency contracts to adjust its exposure to U.S. and foreign stock markets. Mitchell Hutchins determines the extent to which the fund uses futures contracts and forward currency contracts for this purpose and is responsible for implementing these transactions.

THE DESCRIPTION OF PAINEWEBBER GLOBAL INCOME FUND IN THE FIRST FULL PARAGRAPH ON
P. 3 OF THE SECTION CAPTIONED "THE FUNDS AND THEIR INVESTMENT POLICIES" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING AND THE REFERENCES TO MITCHELL HUTCHINS IN THE SECOND, THIRD, FOURTH AND FIFTH FULL PARAGRAPHS ON P. 3 ARE CHANGED TO "THE APPLICABLE SUB-ADVISER":

               GLOBAL INCOME FUND'S primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The fund invests primarily in high-quality bonds issued or guaranteed by foreign governments in developed countries, the U.S. government, their respective agencies or instrumentalities or supranational organizations or issued by U.S. or foreign companies. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as the fund's sub-advisers.

THE FIRST PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON P. 44 IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

               INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator for Asia Pacific Growth Fund and Emerging Markets Equity Fund and as investment manager and administrator for Global Equity Fund and Global Income Fund pursuant to separate contracts (each an "Advisory Contract") with each Trust. Under the Advisory Contracts, each fund pays Mitchell Hutchins a fee (expressed as a percentage of the fund's average daily net assets), computed daily and paid monthly, at the annual rates indicated below.

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

THE SECOND PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON P. 45 IS AMENDED BY REPLACING THE LAST SENTENCE WITH THE FOLLOWING:

               The Advisory Contract for each of Asia Pacific Growth Fund and Emerging Markets Equity Fund terminates automatically upon assignment and is terminable at any time without penalty by the fund's board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the fund. The current Advisory Contract for each of Global Equity Fund and Global Income Fund is an Interim Investment Management and Administration Contract that may be terminated without penalty on 10 days' written notice to Mitchell Hutchins by the board of the fund or by vote of a majority of the outstanding voting securities of the fund and will terminate 150 days after October 10, 2000 (on March 9,
               2001) unless it has by then been approved by a majority of the outstanding voting securities of the fund.

ALL THE TEXT AFTER THE FIRST PARAGRAPH IN THE DESCRIPTION OF THE INVESTMENT MANAGEMENT ARRANGEMENTS FOR PAINEWEBBER GLOBAL EQUITY FUND ON PP. 45-46 IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS -- GLOBAL EQUITY FUND" IS REPLACED BY THE FOLLOWING:

               The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers for the management of the fund's investment portfolio. Mitchell Hutchins has entered into an interim sub-advisory contract ("Interim Sub-Advisory Contract") with Martin Currie Inc. effective October 10, 2000, pursuant to which Martin Currie Inc. serves as investment sub-adviser for the foreign investments of Global Equity Fund. (Mitchell Hutchins allocates the fund's investments between U.S. and foreign investments and is responsible for the day-to-day management of the fund's U.S. investments.) Martin Currie Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company. Under the Interim Sub-Advisory Contract, Mitchell Hutchins (not the fund) is obligated to pay Martin Currie Inc. at the annual rate of 0.35% of the average daily net assets allocated to its management up to and including $150 million, 0.30% on those assets in excess of $150 million up to and including $250 million, 0.25% on those assets in excess of $250 million up to and including $350 million, and 0.20% on those assets above $350 million. For purposes of computing this fee, (1) the average daily net assets of the fund that are allocated to the management of Martin Currie Inc. are added to the average daily net assets of another fund, PACE International Equity Investments (which is also sub-advised by Martin Currie Inc.), (2) the fee is applied to the aggregate daily net assets, and (3) the effective fee rate for these aggregate daily net assets is applied to the fund assets that are allocated to the management of Martin Currie Inc. and the resulting amount is the amount payable by Mitchell Hutchins to Martin Currie Inc. under the Interim Sub-Advisory Contract.

               From October 1, 1998 to October 10, 2000, another sub-adviser, Invista Capital Management, LLC ("Invista") was responsible for the day-to-day management of the fund's foreign investments under a substantially similar sub-advisory contract. For the fiscal year ended October 31, 1999 and for the period from October 1 through October 31, 1998, Mitchell Hutchins paid or accrued sub-advisory fees to Invista of $761,740 and $95,901, respectively. Invista is an indirect wholly owned subsidiary of Principal Life Insurance Company. Prior to October 1, 1998, GE Investment Management Incorporated ("GEIM") (a wholly owned subsidiary of General Electric Company) served as investment sub-adviser for all the fund's assets pursuant to a sub-advisory contract with Mitchell


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

               Hutchins. Under that sub-advisory contract, Mitchell Hutchins paid or accrued sub-advisory fees to GEIM for the period from November 1, 1997 to September 30, 1998 and the fiscal year ended October 31, 1997 of $1,332,538 and $1,695,840, respectively.

               Under the Interim Sub-Advisory Contract, Martin Currie Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by Investment Trust, Global Equity Fund, its shareholders or Mitchell Hutchins in connection with the Interim Sub-Advisory Contract, except any loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Interim Sub-Advisory Contract.

               The Interim Sub-Advisory Contract terminates automatically 150 days after October 10, 2000 (on March 9, 2001) and is terminable at any time without penalty on 10 days' written notice to Martin Currie Inc. by Investment Trust's board or by vote of a majority of the fund's outstanding voting securities and by Martin Currie Inc. on 60 days' written notice to Mitchell Hutchins. The Interim Sub-Advisory Contract may be terminated by Mitchell Hutchins (1) upon material breach by the sub-adviser of its representations and warranties, which breach shall not be cured within a 20 day period after notice of such breach; or (2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract.

THE FOLLOWING NEW TEXT IS ADDED AFTER THE FIRST PARAGRAPH IN THE DESCRIPTION OF THE INVESTMENT MANAGEMENT ARRANGEMENTS FOR PAINEWEBBER GLOBAL INCOME FUND ON P. 46 IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS -- GLOBAL INCOME FUND":

               The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers for the management of the fund's investment portfolio. Mitchell Hutchins has entered into separate interim sub-advisory contracts (each an "Interim Sub-Advisory Contract") with Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") effective October 10, 2000, under which Rogge Global Partners and FFTW manage the fund's assets. Mitchell Hutchins (not the fund) pays Rogge Global Partners a fee at the annual rate of 0.25% of the portion of the fund's average annual net assets that it manages and pays FFTW a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages up to and including $400 million and 0.20% of the average daily net assets that it manages in excess of $400 million. Prior to October 10, 2000, Mitchell Hutchins managed all the fund's assets.

               Rogge Global Partners is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange-listed company. UAM is principally engaged through affiliated firms in the United States and abroad in providing institutional investment management services and acquiring institutional management firms like Rogge Global Partners. During the third quarter of 2000, eleven of Rogge Global Partners' senior employees began the process of buying back 30.5% in the aggregate of the firm from UAM, based on a valuation date of December 31, 1999. Those eleven employees, including all six portfolio managers, will initially buy back 18.0% of Rogge's shares from UAM. An additional 12.5% will be available through an option scheme that ties in the key executives for seven years (until 2007).



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

               On June 16, 2000, Old Mutual and OM Acquisition Corp., a Delaware corporation that was formed solely to effect the proposed acquisition of UAM, entered into an Agreement and Plan of Merger ("Merger Agreement") with UAM. Pursuant to the Merger Agreement, which was unanimously approved by the boards of directors of Old Mutual and UAM, OM Acquisition Corp. commenced a tender offer to acquire all of the issued and outstanding common stock of UAM.

               To initiate the transaction, Old Mutual and OM Acquisition Corp. filed a tender offer statement and UAM filed a solicitation/recommendation statement with the Securities and Exchange Commission ("SEC"). The tender offer price was set at $25 per share in cash and was subject to downward adjustment in certain circumstances, including should UAM's revenues from assets under management decline below a specified level prior to consummation of the offer. Consummation of the tender offer also was subject to customary conditions, including acceptances by holders of a majority of UAM's outstanding shares and receipt of regulatory and client approvals. On September 26, 2000, Old Mutual announced the closure of its tender offer for UAM.

               Following completion of the tender offer, OM
               Acquisition Corp. will be merged with and into UAM. Thereafter, OM Acquisition Corp. will cease to exist, and UAM will continue as the surviving corporation and become a direct and wholly owned subsidiary of Old Mutual. The tender offer and merger were not subject to any financing conditions.

               Old Mutual is a 155-year old international financial services firm that was founded in Cape Town, South Africa, and is now headquartered in London, England. Old Mutual was founded in 1845 principally to provide life insurance policies in South Africa. Today, Old Mutual provides a broad array of financial services to clients in the United Kingdom, in South Africa and other countries in southern Africa, and in other locations principally outside of the United States. Old Mutual, which was founded as a mutual organization, has been a publicly held stock company since the middle of 1999.

               Fischer Francis Trees & Watts, Inc. ("FFTW (NY)") is a New York corporation organized in 1972 and is directly owned by Charter Atlantic Corporation, a holding company organized as a New York corporation. The affiliates of FFTW NY are Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom ("FFTW (UK)") and Fischer Francis Trees & Watts, Pte Ltd (Singapore), a Singapore corporation ("FFTW (Singapore)"). FFTW (Singapore) is a wholly owned subsidiary of FFTW (NY). FFTW (UK) is 99% owned by FFTW (NY) and 1% owned by Charter Atlantic Corporation.

               Under the Interim Sub-Advisory Contracts, neither Rogge nor FFTW will be liable for any error of judgment or mistake of law or for any loss suffered by Investment Series, Global Income Fund, its shareholders or Mitchell Hutchins in connection with the Interim Sub-Advisory Contract, except loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Interim Sub-Advisory Contract.

               Each Interim Sub-Advisory Contract terminates automatically 150 days after October 10, 2000 (on March 9, 2001) and is terminable at any time without penalty on 10 days' written notice to the sub-adviser by Investment Series' board or by vote of the holders of a majority of the fund's outstanding voting securities and by the sub-adviser on 60 days' written notice to Mitchell Hutchins. An Interim Sub-Advisory Contract may


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

               be terminated by Mitchell Hutchins (1) upon material breach by the sub-adviser of its representations and warranties, which breach shall not be cured within a 20 day period after notice of such breach; or (2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract.